Exhibit 99.1

PANHANDLE EASTERN PIPE LINE COMPANY, LP

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial information of Panhandle Eastern Pipe Line Company, LP (“PEPL” or the “Company”) reflects the pro forma impacts of multiple transactions (each of which is further described in the sections below), as follows:

•	The ETE Merger and Citrus Transaction completed in March 2012.

•	The SUGS Contribution to Regency Energy Partners LP (“Regency”) completed in April 2013.

•	The Local Distribution Company (“LDC”) Dispositions, with the sale of Southern Union Company’s (“Southern Union”) Missouri Gas Energy division (“MGE”) completed effective September 1, 2013 and the sale of Southern Union’s New England Gas Company division (“NEG”) completed effective December 1, 2013.

•	The Panhandle Merger completed on January 10, 2014.

•	The Trunkline LNG Deconsolidation completed on February 19, 2014.

The unaudited pro forma condensed consolidated balance sheet gives effect to the sale of NEG, the Panhandle Merger and the Trunkline LNG Deconsolidation as if they had occurred on September 30, 2013; the unaudited pro forma condensed consolidated statements of continuing operations assumes the transactions listed above were consummated on January 1, 2012. The unaudited pro forma condensed consolidated balance sheet and pro forma condensed consolidated statements of continuing operations should be read in conjunction with (i) Southern Union’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013; (ii) Southern Union’s Annual Report on Form 10-K for the year ended December 31, 2012; (iii) PEPL’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013; and (iv) PEPL’s Annual Report on Form 10-K for the year ended December 31, 2012.

PEPL’s merger with Southern Union on January 10, 2014 was a combination of entities under common control; therefore, the consolidated financial statements of PEPL will be retrospectively adjusted to consolidate Southern Union for all periods, beginning when PEPL issues financial statements that include the period when the transaction occurred. Because PEPL was consolidated into Southern Union prior to the merger, the consolidated financial statements of PEPL subsequent to the merger will be substantially similar to Southern Union’s historical consolidated financial statements for all periods, except for primarily (i) equity balances on the consolidated balance sheet and (ii) income attributable to noncontrolling interest in the consolidated income statement. Given the pro forma assumption that the merger occurred on the balance sheet date or at the beginning of the earliest period presented, the historical consolidated financial information of PEPL would have presumably been retrospectively adjusted at those dates to consolidate Southern Union. As such, Southern Union’s historical information (which included PEPL on a consolidated basis) has been reflected in these pro forma financial statements as though it represents the historical financial information for PEPL on a consolidated basis.

The unaudited pro forma condensed consolidated financial statements are for illustrative purposes only and are not necessarily indicative of the financial results that would have occurred if the transactions listed above had been consummated on the dates indicated, nor are they necessarily indicative of the financial position or results of operations in the future. The pro forma adjustments, as described in the accompanying notes, are based upon available information and certain assumptions that are believed to be reasonable as of the date of this document.

ETE Merger and Citrus Transaction

On March 26, 2012, Energy Transfer Equity, L.P. (“ETE”) consummated the acquisition of Southern Union and, concurrently with the closing of the Southern Union acquisition, CrossCountry Energy, LLC (“CrossCountry”), a subsidiary of Southern Union that indirectly owned a 50% interest in Citrus Corp. (“Citrus”), merged with a subsidiary of Energy Transfer Partners, L.P. (“ETP”) and, in connection therewith, ETP paid $1.895 billion in cash and issued $105 million of ETP common units (which we refer to as the “Citrus Transaction”).

SUGS Contribution

On April 30, 2013, Southern Union contributed to Regency, a subsidiary of ETE, all of the issued and outstanding membership interest in Southern Union Gathering Company, LLC and its subsidiaries (the “SUGS Contribution”). The consideration paid by Regency to Southern Union in connection with this transaction consisted of (i) the issuance of approximately 31.4 million Regency common units to Southern Union, (ii) the issuance of approximately 6.3 million Regency Class F units to Southern Union, and (iii) the distribution of $463 million in cash to Southern Union, net of closing adjustments. The Regency Class F units have the same rights, terms and conditions as the Regency common units, except that Southern Union does not receive distributions on the Regency Class F units for the first eight consecutive quarters following the closing, and the Regency Class F units will thereafter automatically convert into Regency common units on a one-for-one basis.

Local Distribution Company (“LDC”) Dispositions

On December 17, 2012, Southern Union entered into definitive purchase and sale agreements with subsidiaries of The Laclede Group, Inc. (“Laclede”) to sell the assets of MGE and NEG. The aggregate value of the transactions are approximately $1.035 billion, subject to customary closing adjustments, comprised of $1.015 billion in cash and approximately $20 million of assumed debt of the New England Gas Company division. The sale of MGE was effective on September 1, 2013, and the sale of NEG was effective on December 1, 2013.

Panhandle Merger

On January 10, 2014, the Company consummated a merger with Southern Union, the indirect parent of the Company, and PEPL Holdings, LLC (“PEPL Holdings”) the sole limited partner of the Company, pursuant to which each of Southern Union and PEPL Holdings were merged with and into the Company, with the Company surviving the merger. The assets and liabilities of Southern Union and PEPL Holdings, collectively, that were assumed by the Company included the following:

•	ETP common units representing a 1% limited partnership interest in ETP;

•	Regency common units representing a 15% limited partnership interest in Regency;

•	Approximately $176 million of Southern Union third party long-term debt and $1.09 billion of notes payable to ETP; and

•	Guarantee of $600 million of Regency senior notes.

Trunkline LNG Deconsolidation

On February 19, 2014, Panhandle transferred all of the interests in Trunkline LNG Company, LLC, the entity that owns a LNG regasification facility in Lake Charles, Louisiana, in exchange for the cancellation of a $1.09 billion note payable to ETP that was assumed by the Company in the merger with Southern Union on January 10, 2014. Also on February 19, 2014, ETE and ETP completed the transfer to ETE of Trunkline LNG from ETP in exchange for the redemption by ETP of 18.7 million ETP common units held by ETE.

PANHANDLE EASTERN PIPE LINE COMPANY, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2013

(in millions)

	Southern Union Historical (1)	LDC Deconsolidation		Trunkline LNG Deconsolidation		Pro Forma Adjustments		PEPL Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$44	$—		$—		$—		$44
Accounts receivable, net	72	—		(18	)b	—		54
Accounts receivable from related companies	71	—		(21	)b	22	c	72
Inventories	165	—		(7	)b	—		158
Exchanges receivable	8	—		—		—		8
Current assets held for sale	16	(16	)a	—		—		—
Prepayments and other current assets	12	—		(6	)b	—		6

Total current assets	388	(16)		(52)		22		342
PROPERTY, PLANT AND EQUIPMENT, net	4,045	—		(916	)b	—		3,129
NON-CURRENT ASSETS HELD FOR SALE	145	(145	)a	—		—		—
UNCONSOLIDATED INVESTMENTS	1,542	—		—		—		1,542
GOODWILL	2,025	—		(874	)b	—		1,151
NOTE RECEIVABLE FROM RELATED PARTY	396	—		(107	)b	107	c	396
OTHER NON-CURRENT ASSETS, net	125	—		(53	)b	—		72

Total assets	$8,666	$(161)		$(2,002)		$129		$6,632

(1)	The Panhandle Merger was a combination of entities under common control; therefore, Southern Union’s historical information (which included PEPL on a consolidated basis) has been reflected in these pro forma financial statements as though it represents the historical financial information for PEPL on a consolidated basis, as discussed above.

PANHANDLE EASTERN PIPE LINE COMPANY, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2013

(in millions)

	Southern Union Historical (1)	LDC Deconsolidation		Trunkline LNG Deconsolidation		Pro Forma Adjustments		PEPL Pro Forma
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$1	$—		$—		$—		$1
Accounts payable, accrued liabilities and other	113	—		(1	)b	—		112
Accounts payable to related companies	138	—		(10	)b	129	c	257
Federal, state and local taxes payable	141	240	a	(1	)b	356	e	736
Accrued interest	24	—		—		—		24
Exchanges payable	153	—		(1	)b	—		152
Derivative instruments	16	—		—		—		16
Current liabilities held for sale	13	(13	)a	—		—		—

Total current liabilities	599	227		(13)		485		1,298
LONG-TERM DEBT, less current maturities	1,252	—		—		—		1,252
NOTE PAYABLE TO RELATED PARTY	1,090	—		(1,090	)d	—		—
DEFERRED CREDITS	284	—		(6	)b	—		278
DEFERRED INCOME TAXES	1,649	(206	)a	(167	)b	—		1,276
NON-CURRENT LIABILITIES HELD FOR SALE	70	(70	)a	—		—		—
COMMITMENTS AND CONTINGENCIES
STOCKHOLDER’S EQUITY:
Premium on capital stock	3,939	—		—		(3,939	)f	—
Partners’ capital	—			(727	)b	3,842	f	3,115
Accumulated other comprehensive loss	(12)	—		1	b	3	f	(8)
Retained earnings (accumulated deficit)	(205)	(112	)a	—		317	f	—

Total stockholder’s equity	3,722	(112)		(726)		223		3,107

Noncontrolling interest	—	—		—		(579	)f	(579)

Total liabilities and stockholder’s equity	$8,666	$(161)		$(2,002)		$129		$6,632

(1)	The Panhandle Merger was a combination of entities under common control; therefore, Southern Union’s historical information (which included PEPL on a consolidated basis) has been reflected in these pro forma financial statements as though it represents the historical financial information for PEPL on a consolidated basis, as discussed above.

PANHANDLE EASTERN PIPE LINE COMPANY, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS

For the Nine Months Ended September 30, 2013

(in millions)

	Southern Union Historical (1)	SUGS Deconsolidation		Trunkline LNG Deconsolidation		Pro Forma Adjustments		PEPL Pro Forma Nine Months Ended September 30, 2013
OPERATING REVENUES	$891	$(271	)g	$(162	)b	$—		$458
OPERATING EXPENSES:
Cost of products sold	226	(223	)g	—		—		3
Operating, maintenance and general	281	(55	)g	(23	)b	—		203
Depreciation and amortization	147	(21	)g	(29	)b	—		97

Total operating expenses	654	(299)		(52)		—		303

OPERATING INCOME	237	28		(110)		—		155
OTHER INCOME (EXPENSE):
Interest expense	(84)	—		—		18	h	(5)
						61	d
Earnings from unconsolidated investments	15	1	g	—		10	h	26
Other, net	2	—		—		—		2

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX EXPENSE	170	29		(110)		89		178
Income tax expense	80	10	g	(44	)b	29	i	75

INCOME FROM CONTINUING OPERATIONS	$90	$19		$(66)		$60		$103

(1)	The Panhandle Merger was a combination of entities under common control; therefore, Southern Union’s historical information (which included PEPL on a consolidated basis) has been reflected in these pro forma financial statements as though it represents the historical financial information for PEPL on a consolidated basis, as discussed above.

PANHANDLE EASTERN PIPE LINE COMPANY, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS

For the Year Ended December 31, 2012

(in millions)

	Southern Union Historical (1)
	Successor Period from Acquisition (March 26, 2012) to December 31, 2012	Predecessor Period from January 1, 2012 to March 25, 2012	SUGS Deconsolidation		Trunkline LNG Deconsolidation		Pro Forma Adjustments		PEPL Pro Forma Year Ended December 31, 2012
OPERATING REVENUES	$1,263	$443	$(909	)g	$(217	)b	$—		$580
OPERATING EXPENSES:
Cost of products sold	521	197	(714	)g	—		—		4
Operating, maintenance and general	377	116	(128	)g	(40	)b	(81	)j	244
Depreciation and amortization	179	49	(68	)g	(38	)b	5	k	127

Total operating expenses	1,077	362	(910)		(78)		(76)		375

OPERATING INCOME	186	81	1		(139)		76		205
OTHER INCOME (EXPENSE):
Interest expense	(131)	(50)	—		1	b	9	l	(65)
							24	h
							82	d
Earnings (losses) from unconsolidated investments	(7)	16	9	g	—		2	h	11
							(9	)m
Other, net	2	(2)	—		—				—

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX EXPENSE	50	45	10		(138)		184		151
Income tax expense (benefit)	39	12	(3	)g	(58	)b	43	i	33

INCOME FROM CONTINUING OPERATIONS	$11	$33	$13		$(80)		$141		$118

(1)	The Panhandle Merger was a combination of entities under common control; therefore, Southern Union’s historical information (which included PEPL on a consolidated basis) has been reflected in these pro forma financial statements as though it represents the historical financial information for PEPL on a consolidated basis, as discussed above.

PANHANDLE EASTERN PIPE LINE COMPANY, LP

NOTES TO UNAUDITED PRO FORMA INFORMATION

The unaudited pro forma condensed consolidated balance sheet gives effect to the LDC Dispositions, the Panhandle Merger and the Trunkline LNG Deconsolidation as if they had occurred on September 30, 2013. The ETE Merger, Citrus Transaction and SUGS Contribution were already reflected in Southern Union’s historical consolidated balance sheet as of September 30, 2013; therefore, no pro forma balance sheet adjustments were necessary.

The unaudited pro forma condensed consolidated statements of continuing operations assumes that the ETE Merger, the Citrus Transaction, the SUGS Contribution, the LDC Dispositions, the Panhandle Merger and the Trunkline LNG Deconsolidation were consummated on January 1, 2012. PEPL was an indirect wholly-owned subsidiary of Southern Union until the Panhandle Merger was completed on January 10, 2014; therefore, Southern Union’s historical financial information included the financial position and results of operations of PEPL. The historical results reflect the following:

•	Southern Union Successor. Southern Union’s results for the period from March 26, 2012 through December 31, 2012.

•	Southern Union Predecessor. Southern Union’s results for the period from January 1, 2012 through March 25, 2012, which included the earnings from the investment in Citrus.

Southern Union’s historical results reflected the LDCs as discontinued operations for all periods presented. Therefore, no adjustments to the pro forma condensed consolidated statements of continuing operations were necessary.

Following are explanations of certain pro forma adjustments included above:

a.	The LDC deconsolidation occurred in September 2013 for MGE and in December 2013 for NEG. On the pro forma consolidated balance sheet, the “LDC Deconsolidation” column reflects the deconsolidation of balances related to NEG.

b.	In the pro forma consolidated statements of continuing operations for the nine months ended September 30, 2013, the “Trunkline LNG Deconsolidation” column reflects the deconsolidation of Trunkline LNG for the entire nine months. In the pro forma consolidated statement of continuing operations for the year ended December 31, 2012, the “Trunkline LNG Deconsolidation” column reflects the deconsolidation of Trunkline LNG for both the predecessor period (January 1, 2012 through March 25, 2012) and the successor period (March 26, 2012 through December 31, 2012) on a combined basis.

c.	To record intercompany amounts between Trunkline LNG and Southern Union, which were eliminated in the historical financial statements as a result of Southern Union’s consolidation of Trunkline LNG. These amounts include a note payable from Southern Union to Trunkline LNG and related interest expense.

d.	To record the other pro forma impacts of the Trunkline LNG Deconsolidation including (i) the cancellation of Southern Union’s $1.09 billion note payable to ETP (which was assumed by PEPL in the Panhandle Merger), and (ii) (ii) reduce interest expense and reverse historical amortization of fair value adjustments related to the canceled debt.

e.	To record the pro forma income tax payable related to the tax gain on the Trunkline LNG Deconsolidation.

f.	To record the pro forma impacts of the Panhandle Merger and related changes in equity to reflect Southern Union’s equity as noncontrolling interest, except for amounts attributable to PEPL’s partnership capital.

g.	In the pro forma consolidated statements of continuing operations for the nine months ended September 30, 2013, the “SUGS Deconsolidation” column reflects the deconsolidation of SUGS for the period from January 1, 2013 through April 30, 2013 (the date SUGS was contributed to Regency). In the pro forma consolidated statement of continuing operations for the year ended December 31, 2012, the “SUGS Deconsolidation” column reflects the deconsolidation of SUGS for both the predecessor period (January 1, 2012 through March 25, 2012) and the successor period (March 26, 2012 through December 31, 2012) on a combined basis.

h.	To record the pro forma impacts of the contribution of SUGS to Regency and the consideration received including (i) Southern Union’s receipt of Regency common units and Regency Class F units, (ii) use of cash proceeds from the transaction of $570 million to pay down long-term debt and reduce related interest expense and (iii) to record Southern Union’s equity in earnings of affiliates.

i.	To record the pro forma income tax impact related to pro forma adjustments to pre-tax income.

j.	To eliminate merger-related costs incurred by Southern Union in the ETE Merger and Citrus Transaction because such costs would not have a continuing impact on results of operations.

k.	To record incremental depreciation and amortization expense related to estimated fair values recorded in Southern Union purchase accounting. Depreciation expense is estimated based on a weighted average useful life of 24 years.

l.	To adjust amortization included in interest expense to (i) reverse historical amortization of financing costs and fair value adjustments related to debt and (ii) record amortization related to the pro forma adjustment of Southern Union’s debt to fair value.

m.	To reverse the equity in earnings of Citrus Corp. recorded in Southern Union’s historical statement of operations and record the pro forma equity in earnings of ETP as a result of the ETE Merger and Citrus Transaction.